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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  MAY 12, 2003
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             ARCH CAPITAL GROUP LTD.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       BERMUDA                       0-26456                      N/A
--------------------------------------------------------------------------------
   (State or other          (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                        Identification No.)
  incorporation or
    organization)


              WESSEX HOUSE, 45 REID STREET, HAMILTON HM 12 BERMUDA
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 278-9250

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7.   EXHIBITS.

EXHIBIT NO.    DESCRIPTION
----------     -----------
99             Press Release dated May 12, 2003, announcing the earnings of Arch
               Capital Group Ltd. (the "Company") for the three-month period ended March 31, 2003.

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

          The following information is furnished pursuant to Item 12 - "Results of Operations and Financial Condition." Attached hereto as Exhibit 99 is a press release issued on May 12, 2003, announcing the Company's earnings for the three-month period ended March 31, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                      ARCH CAPITAL GROUP LTD.


Date: May 12, 2003                    By:       /s/ John D. Vollaro
                                           -------------------------------------
                                           Name: John D. Vollaro
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
----------     -----------
99             Press Release dated May 12, 2003, announcing the earnings of Arch
               Capital Group Ltd. for the three-month period ended March 31, 2003.